Exhibit 10.26AB

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-SECOND AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG InView for its Connected Subscriber accounts and Legacy-BHN Subscriber accounts; and

WHEREAS, fees, pursuant to Schedule F of the Agreement, for Customer’s consumption of InView for its Connected Subscriber and Legacy-BHN Subscriber accounts are per image, based on such consumption; and

WHEREAS, Customer desires CSG to provide and CSG agrees to expand Customer’s consumption of CSG InView to include Customer’s Legacy-TWC subscriber accounts; and

WHEREAS, Customer has requested and CSG has agreed to migrate Customer’s Legacy-TWC subscribers from Customer’s third party vendor platform to CSG InView and, further, as a result, to provide modifications to the terms and pricing pursuant to which Customer will consume InView.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.	Upon execution of this Amendment by CSG and Customer, the parties agree to amend the terms and pricing for Customer’s consumption of CSG InView, as follows:

(a)	For Connected Subscriber accounts, based on per statement pricing as described in Paragraph 2, below, [*******], [*** *********], [******** ** ***]; and

Exhibit 10.26AB

(b)

For Legacy-TWC subscriber accounts, based on [*** *********] pricing as described in Paragraph 2, below, [*******], [*** *********], as of the [***** *****] following the [*****] in which migration of such SPAs/Locations (as more particularly specified in that certain Statement of Work to be executed by the parties (the “InView Migration SOW”) (CSG document no. 4130058)) of Customer’s Legacy-TWC subscribers’ historical electronic statements from Customer’s third party provider to InView is completed; and

(c)

For Legacy-BHN Subscriber accounts, CSG will continue to invoice and Customer will continue to pay for InView based on [*** *****] pricing at the rate of $[************] until such time as the Legacy-TWC subscribers’ historical statements are migrated to InView; and, as of the [***** *****] following the [*****] in which migration of the SPAs/Locations is completed and all Customer’s historical electronic images are stored in CSG InView pursuant to the InView Migration SOW, CSG will invoice Customer and Customer will commence paying the fee, as set forth in Paragraph 2, below, for the Legacy-BHN Subscriber accounts in InView.

2.

Schedule F, “Fees,” Section 1, "CSG Services," subsection III, “Payment Procurement,” subsection A., “Direct Solutions (Print and Mail),” subsection 13, “Document Archival-Statement Express API, ExactView API, InView, ” subsection c., “InView,” of the Agreement shall be deleted in its entirety and replaced as follows:

13. Document Archival – Statement Express API, Exact View API, InView (Note 31)
c. InView
1.CSG InView Processing and Statement Image Storage for [*****] ([**]) [******] (Standard Data Retention Period) (Note 24)
i.Connected Subscribers ([*** *********])	[*******]	[******** ** ***]
ii.Non-ACP Subscribers ([*** *********])	[*******]	$[******]
2.Extended Annual Retention Connected and Non-ACP Subscribers ([*** *********]) (Note 25)	[********]	$[******]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP - Billing Strategy and Operation	Title: Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, General Counsel & Secretary
Date: 8/21/2019	Date: Aug 21, 2019